SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549
                                  FORM 8-K
                              CURRENT REPORT



    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        January 24, 1997
                                                   -----------------------

                       Beverly National Corporation
          ----------------------------------------------------
         (Exact name of registrant as specified in its charter)


A Massachusetts Corporation         33-22224-B          04-2832201
----------------------------        ----------         -------------
(State or other jurisdiction of     (Commission        (IRS Employer
incorporation or organization)      File Number)       Identification No.)


240 Cabot Street  Beverly, Massachusetts                  01915
----------------------------------------               ------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code (508) 922-2100
                                                   ---------------

                          BEVERLY NATIONAL CORPORATION



Item 1.  Changes in control of Registrant
         --------------------------------
              None

Item 2.  Acquisition and Disposition of Assets
         -------------------------------------
              None

Item 3.  Bankruptcy and Receivership
         ---------------------------
              None

Item 4.  Changes in Registrant's Certified Accountant
         --------------------------------------------
              None

Item 5.  Other Events
         ------------

         On January 24, 1997, Beverly National Corporation issued the following press release relating to earnings and dividend payment.

Item 6.  Resignation of Registrant's Directors
         -------------------------------------
              None

Item 7.  Financial Statements and Exhibits
         ---------------------------------
              None

Item 8.  Changes in Fiscal Year
         ----------------------
              None

Beverly, Massachusetts                                     January 24, 1997


                              PRESS RELEASE


     Lawrence M. Smith, President and Chief Executive Officer of Beverly National Corporation and its subsidiary, Beverly National Bank, announced today that Beverly National Corporation recorded profits of $2,019,611 for the twelve month period which ended December 31, 1996, an increase of 41% over the 12 month period which ended December 31, 1995. Mr. Smith also reported that the Board of Directors approved a special dividend of $.06 per share, in addition to the regular quarterly dividend of $.16 cents per share, payable January 28, 1997 to shareholders of record on January 21, 1997.

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        Beverly National Corporation
                                    ---------------------------------
                                                Registrant



     Date:  January 24, 1997
            ----------------        ---------------------------------
                                           Peter E. Simonsen
                                               Treasurer